Deferred revenue	12 Months Ended
Dec. 31, 2022
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue
27.
Deferred revenue

	As at December 31,
	2021	2022
	RMB’million	RMB’million
Non-current	86	106
Current	1,834	2,170
	1,920	2,276

Deferred revenue mainly represents contract liabilities in relation to the service fees prepaid by customers for time-based virtual gifts, membership subscriptions, content sublicensing and digital music albums or single songs, for which the related services had not been rendered as at December 31, 2021 and 2022.

Revenue recognized for the years ended December 31, 2020, 2021 and 2022 related to carried-forward contract liabilities amounted to RMB1,694 million, RMB1,608 million and RMB1,834 million, respectively.

The transaction price allocated to the performance obligations that are unsatisfied, or partially unsatisfied, has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.